Exhibit 99.1

Reinventing an industry

Insituform®

Clean water for the world.

Reinventing an industry

Insituform
Clean water for the world.

This communication contains statements and information that constitute forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. These statements are based on
Insituform’s current expectations and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Risks, uncertainties and assumptions include, without limitation, the company’s expectations regarding the growth of its markets and the results to be achieved from its initiatives.  Insituform assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.  Investors are advised to review the
Company’s annual, quarterly and periodic reports filed with the
Securities and Exchange Commission.

Reinventing an industry

Insituform
Clean water for the world.

•
  1971 Invented “CIPP”
•
 1972 US EPA Clean Water Act

•
  Infiltration
•
  Sanitary Sewer Overflows
•
  Sinkholes
•
 Human Disease

Insituform’s Core Business
•
  Invented the industry in 1971
•
  Leading market share (worldwide)
•
  Operating in 25 countries on 4 continents
•
  Worldwide name brand/name recognition
•
  Technology leader (numerous patents)
•
  Vertically integrated

Reinventing an industry

Insituform
Clean water for the world.

Insituform

Sewer Market
•
Sewer rehab in the U.S. is currently stagnant
with essentially slow to no growth
•
Europe sewer rehab spending to grow 8%
•
Sewer rehabilitation spending just beginning in
Asia and Eastern Europe
•
Insituform’s sewer rehab growth outpaces
market growth

Reinventing an industry

Insituform
Clean water for the world.

Current	-2% - 2%	Anemic - Unsustainable
5-Year Projected	8% - 12%	No New Funding Streams
Ultimate	25% - 50%	Need Cited by User Groups

U.S. Sewer Market Growth
Scenarios

Reinvesting an industry

Insituform
Clean water for the world.

Middle East
Africa
U.S./Canada
South America/
Latin America
Europe
Asia/Oceania
16%
1%
1%
22%
20%
40%
6%
2%
17%
16%
12%
47%
4%
4%
12%
13%
40%
27%
9%
1%
27%
4%
27%
32%
Water
$22.6T
Power
$9.0T
Road and rail
$7.8T
Air/sea-
ports
$1.6T

Total projected cumulative infrastructure spending 2005-2030:  $41 Trillion
(OECD), Boeing, Drewry Shipping Consultants, U.S. Department of Transportation.  Reprinted with permission from strategy+business, the award-winning management quarterly published by Booz Allen Hamilton. www.strategy-business.com.
Booz Allen Hamilton, Global Infrastructure Partners, World Energy Outlook, Organisation for Economic Co-operation and Development
$0.9T
$1.1T
$6.5T
$7.4T
$9.1T
$15.8T
Booz Allen Hamilton Infrastructure Projection

Reinventing an industry

Insituform
Clean water for the world.

International Water & Sewer Market
•
U.S. makes up 4.6% of world’s
population
•
Water loss is a multi Billion dollar
problem
•
Today in the US, the wastewater rehab
market is currently 5 times larger than
the water rehab market. Outside the
US, this statistic is reversed
•
International opportunities, especially
new markets, are primarily water
rehab

Reinventing an industry

Insituform
Clean water for the world.

Insituform’s Primary Markets
Drinking Water
Rehabilitation
Insituform Blue™
Sewer
Rehabilitation
CIPP
Industrial Pipe
Rehabilitation
United Pipeline
Systems

United Pipeline Systems
•
Tite Liner® and Safetyliner™ product lines
•
A leading provider in crude oil pipeline repair
and rehabilitation
•
Currently working on three continents
•
Perfect solution for pipeline corrosion (e.g.
Alaska)
•
Experiencing rapid growth (even before the
Alaskan pipeline issue surfaced)
•
Anticipate possible new crude oil pipeline
regulation
•
Also serving mining clients

Reinventing an industry
Insituform
Clean water for the world.

Insituform Blue™

•
Insituform’s newly formed drinking water
division
•
Current projects in North America, Europe and
Asia
•
Water decision makers respect the Insituform
brand
•
Insituform sales staff currently calls on many
water decision makers
•
Insituform has a family of products to serve this
market

Reinventing an industry
Insituform
Clean water for the world.

Corporation valve
Sealing Washer
Host Pipe
Sealing Nut
Sealing Gasket
Liner

iTAP™ – Robotic Reinstatement
•
Patent pending
•
Trenchless
•
Mechanical seal
•
Potential to
revolutionize
market

Reinventing an industry

Insituform
Clean water for the world.

Thermopipe®
PolyFold™
PPL®
Insituform Blue™ Solutions
•
Thermopipe® - over
700,000’ installed
•
PolyFold™/PolyFlex™  –
PE solutions for
diameters 4” – 63”
•
PPL® – CIPP solution
for diameters 8” - 60”

Reinventing an industry

Insituform
Clean water for the world.

Public Awareness Campaign
•
Reignite stagnant growth in the U.S. market
•
Raise awareness about the serious public health
crisis created by crumbling underground
infrastructure
•
Deliver message to policy makers, public health
officials, municipalities, engineers & citizens
Lobby government to allocate more resources
•
•
Utilize all media tools available to create grassroots
awareness

Reinventing an industry

Insituform
Clean water for the world.

Growth
Technological Innovation
Operational Excellence